ING USA Annuity and Life Insurance Company Separate Account B ING Focus Variable Annuity Supplement dated August 4, 2005 to the Contract Prospectus dated April 29, 2005
The information in this Supplement updates and amends certain information contained in the Contract Prospectus. You should read this Supplement along with the current Contract Prospectus.
1.

The information for ING Van Kampen Comstock Portfolio appearing in the Fund Expense Table beginning on page 2 of the Contract Prospectus is deleted and replaced with the following to reflect a waiver implemented by the fund's investment adviser effective June 1, 2005.

Fund Name	Management (Advisory) Fees	12b-1 Fee	Other Expenses	Total Annual Fund Operating Expenses	Fees and Expenses Waived or Reimbursed	Net Annual Fund Operating Expenses
ING Van Kampen Comstock Portfolio (Service Class) (8)	0.60%	--	0.60%	1.20%	0.09%	1.11%

2.	The Footnotes to "Fund Expense Table" beginning on page 4 of the Contract Prospectus are amended by adding the following to footnote (8):
(8)

In addition, effective June 1, 2005, ING Life Insurance and Annuity Company, the Portfolio's investment adviser, has contractually agreed to waive a portion of the management fee for ING Van Kampen Comstock Portfolio. Based upon net assets as of December 31, 2004, the management fee waiver for the Portfolio would equal 0.02%. This expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date.

3.

The information for ING VP Balanced Portfolio, Inc. appearing in the Contract Prospectus under Appendix B - The Investment Portfolios is deleted and replaced with the following to reflect a change in the fund's investment strategy effective June 17, 2005.

ING VP Balanced Portfolio, Inc.
ING VP Balanced Portfolio, Inc. (Class S) Investment Adviser: ING Investments, LLC Investment Subadviser: ING Investment Management Co.

Seeks to maximize investment return, consistent with reasonable safety of principal, by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds and cash equivalents, based on the judgment of the Portfolio's management, of which of those sectors or mix thereof offers the best investment prospects. Normally invests up to 75% of total assets in equity securities and at least 25% of total assets in debt (including money market instruments). The Portfolio may invest a portion of its total assets in high-yield instruments. May also invest in convertible securities, foreign debt securities and derivatives.

X.90516-05A	August 2005